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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 30, 2004

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                   333-113636                 20-0842986
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(STATE OR OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)
383 Madison Avenue
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New York, New York

       (ADDRESS OF PRINCIPAL                                10179
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        EXECUTIVE OFFICES)                                (ZIP CODE)

Registrants telephone number, including area code, is (212) 272-2000


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of July 1, 2004, among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation, as seller and master servicer and LaSalle Bank National Association, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    BEAR STEARNS ASSET BACKED SECURITIES I LLC

                                    By:  /s/ Joseph T. Jurkowski, Jr.
                                        --------------------------------------
                                    Name:   Joseph T. Jurkowski, Jr.
                                    Title:  Vice President

Dated: August 11, 2004

                                  EXHIBIT INDEX


            Item 601 (a) of           Sequentially
Exhibit     Regulation S-K            Numbered
Number      Exhibit No.               Description                       Page
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1           4                         Pooling and Servicing Agreement   5





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